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                                                     Exhibit 10.13
                                                     -------------


                       REVOLVING LINE OF CREDIT AGREEMENT

     This Revolving Line Of Credit Agreement (the "Agreement") is made and entered into as of the 13th day of June 2001 (the "Effective Date") between AmeriVest Properties Inc., a Maryland corporation ("AmeriVest"), and Sheridan Investments, LLC, a Colorado limited liability company ("Sheridan Investments"). For purposes of this Agreement, each of AmeriVest and Sheridan Investments may be referred to individually as a "Party" and both AmeriVest and Sheridan Investments may be referred to together as the "Parties".

                                    Recitals
                                    --------

     A. Sheridan Investments has agreed to make advances and to extend credit to AmeriVest up to a maximum principal amount of U.S. $500,000 (the "Loan").

     B. AmeriVest desires to borrow amounts from Sheridan Investments and has agreed to repay those amounts and accrued interest and other amounts according to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the premises and mutual covenants contained in this Agreement, the Parties agree as follows:

     1.  Loan.
         ----

          (a) Sheridan Investments will loan money to AmeriVest pursuant to the terms and conditions set forth in this Agreement, including the Promissory Note (the "Note") attached to and made part of this Agreement as Exhibit A. This Agreement and the Promissory Note may be referred to together in this Agreement as the "Loan Documents". During the term of this Agreement, Sheridan Investments shall from time to time upon AmeriVest's request make an advance and loan (an "Advance") to AmeriVest up to an aggregate outstanding principal amount of all Advances equal to U.S. $500,000 (the "Maximum Loan Amount"). Repayment of the Advances and all other amounts included in the Loan shall be made pursuant to the terms of the Note. At the time of each Advance pursuant to this Agreement, Sheridan Investments shall annotate the Note to indicate the amount of the Advance and the date of the Advance.

     2. No Security or Guarantees. The repayment of the Loan and all amounts that become due and payable to Sheridan Investments pursuant to either Loan Document (the "Obligations") shall not be secured or guaranteed.

     3. AmeriVest's Warranties. AmeriVest represents and warrants to Sheridan Investments as follows: (a) AmeriVest has full power and authority to execute this Agreement and all the Loan Documents; (b) AmeriVest is duly organized and in good standing under the laws of the State of Maryland; and (c) AmeriVest has full authority and power to own its properties and to operate its business as now conducted.

     4. Condition Precedent To The Loan. The obligation of Sheridan Investments to make any Advance is subject to the satisfaction of the following conditions precedent:

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          (a) AmeriVest shall have duly authorized, executed and delivered this
Agreement and the Note to Sheridan Investments on or before the Effective Date;

          (b) (i) The representations and warranties of AmeriVest contained in
Section 3 of this Agreement and in the Note shall be true and correct on the Effective Date and as of the date (the "Advance Date") on which each Advance is to be made; (ii) no Event Of Default shall have occurred and be continuing on the Effective Date or any Advance Date either before or after giving effect to the making of that Advance or any subsequent Advance; and (iii) no events or state of affairs which could reasonably be expected to result (or has resulted) in a "Material Adverse Effect" (as defined below) on AmeriVest and its subsidiaries, if any, shall have occurred since January 1, 2001. For purposes of this Agreement, a Material Adverse Effect means (A) a material adverse effect on the business, assets, operations or condition (financial or otherwise) or prospects of AmeriVest and its subsidiaries, if any, taken as a whole, or (B) material impairment of the ability of AmeriVest or any of its subsidiaries to perform timely any of its respective obligations under either Loan Document to which it is or will be a party, or (C) material impairment of the rights of or benefits available to Sheridan Investments under either Loan Document;

           (c) Sheridan Investments shall have received from AmeriVest a written request for an Advance and such other certifications as Sheridan Investments may reasonably require with respect to any Advance; and

           (d) Such other conditions precedent which Sheridan Investments may reasonably have required.

     5. Events Of Default. The occurrence of any of the following events and the failure of AmeriVest to cure any of the following within five calendar days of occurrence shall be deemed to be an Event Of Default under this Agreement or the Note:

          (a) Failure of AmeriVest to make any payment when due pursuant to the Note; or

          (b) Any representation or warranty made by AmeriVest in either Loan Document shall prove to have been incorrect when made in any material respect; or

          (c) AmeriVest or any subsidiary of AmeriVest shall be adjudicated insolvent, or shall generally not pay, or admit in writing its inability to pay, its debts as they mature, or make a general assignment for the benefit of creditors, or any proceeding shall be instituted by AmeriVest or any subsidiary of AmeriVest seeking to adjudicate it insolvent, seeking liquidation, dissolution, winding-up, reorganization, arrangement, adjustment, protection, release or composition of it or its debts under any bankruptcy or other debtor relief law, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its properties, or any of AmeriVest or any subsidiary of AmeriVest shall take any corporate action in furtherance of any of the actions set forth above in this Section 5(c); or

          (d) Any proceeding of the type referred to in Section 5(f) is filed, or any such proceeding is commenced against AmeriVest or any subsidiary of AmeriVest and such proceeding remains in effect for 60 days, or any of AmeriVest or any subsidiary of AmeriVest by any act indicates its approval thereof, consent thereto or acquiescence thereof, and consents thereto or acquiesces therein, or an order for relief is entered in an involuntary case under the Bankruptcy Law of the United States, or an order, judgment or decree is entered appointing a trustee, receiver, custodian, liquidator or similar official or adjudicating any of AmeriVest or any subsidiary of AmeriVest insolvent, or approving the petition in any such proceedings, and such order, judgment or decree remains in effect for 60 days; or

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          (e) A final judgment or order for the payment of money in excess of
$50,000 and not covered by insurance shall be rendered against AmeriVest or any subsidiary of AmeriVest and the same shall not be discharged (or provision shall not be made for such discharge) or a state of execution thereof shall not be procured, within 30 days from the date of entry thereof, or AmeriVest or any subsidiary of AmeriVest shall not, within said period of 30 days or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

     6. Remedies. In the event of an Event Of Default, the Loan may, at the option of Sheridan Investments and without demand or notice of any kind, be declared and thereupon immediately shall become due and payable and Sheridan Investments may exercise any rights or remedies available to it under the Loan Documents or under applicable law. No delay on the part of Sheridan Investments in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Sheridan Investments of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

    7.   Miscellaneous.
         -------------

         7.1 Benefits And Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. This Agreement is made solely for the benefit of AmeriVest and Sheridan Investments, and their respective successors and assigns, including the surviving entity in the event of a merger, consolidation, or other business reorganization, and no other person shall acquire or have any right under or by virtue of this Agreement.

         7.2 Governing Law. The laws of the State of Colorado shall govern all issues concerning the construction, validity and interpretation of this Agreement.

         7.3 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto or contemplated hereby constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         7.4 Notices. All notices, requests, demands, directions and other communications ("Notices") concerning this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable Party at the address of such Party set forth below in this
Section 7.4. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective Party set forth in this Section 7.4. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the Party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed to the Party to be notified as shown below:

  Sheridan Investments:          Sheridan Investments, LLC
                                 1780 South Bellaire Street, Suite 515
                                 Denver, Colorado  80222
                                 Facsimile No.:  (303) 296-7353
                                 Attention:  Manager

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     AmeriVest:                  AmeriVest Properties Inc.
                                 1780 South Bellaire Street, Suite 515
                                 Denver, Colorado  80222
                                 Facsimile No.:  (303) 296-7353
                                 Attention: Mr. Charles K. Knight

         Any Party may change its respective address for purposes of this
Section 7.4 by giving the other Party Notice of the new address in the manner set forth above.

         7.5 Counterparts. This Agreement may be executed in counterparts each of which shall be enforceable against the Party actually executing such counterparts and both of which together shall constitute one instrument.

         7.6 Severability. If any provision of this Agreement, or its application to any person or circumstances, is invalid or unenforceable, then the remainder of this Agreement or the application of such provision to other persons or circumstances, shall not be affected thereby. Further, if any provision or application hereof is invalid or unenforceable then a suitable and equitable provision shall be substituted therefor in order to carry out so far as may be valid or enforceable the intent and purposes of the invalid and unenforceable provision.

         7.7 Captions. Captions and headings used herein are for convenience of reference only and shall not limit or control the meaning of any provisions hereof.

    IN WITNESS WHEREOF this Agreement is executed on the dates set forth below to be effective as of the Effective Date.

                                    Sheridan Investments:
                                    Sheridan Investments, LLC,
                                      a Colorado limited liability company

                                    By:  Sheridan Development, LLC,
                                        a Colorado limited liability company,
                                        Manager


                                    By:   /s/ William T. Atkins
                                         -----------------------
                                         William T. Atkins, Manager


                                    By:  /s/ Alexander S. Hewitt
                                         -------------------------
                                         Alexander S. Hewitt, Manager

                                    AmeriVest:
                                    AmeriVest Properties Inc.


                                    By:  /s/ Charles K. Knight
                                        -----------------------
                                        Charles K. Knight, President

                                   * * * * *

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                                   Exhibit A
                                   ---------
                      (Attached To And Made A Part Of The
                       Revolving Line Of Credit Agreement
                           Dated As Of June 13, 2001
                       Between Sheridan Investments, LLC
                         And AmeriVest Properties Inc.)


                                PROMISSORY NOTE

June 13, 2001
Up to $500,000.00

       FOR VALUE RECEIVED, the undersigned AmeriVest Properties Inc., a Maryland corporation (hereinafter referred to as "Maker"), promises to pay to Sheridan Investments, LLC, a Colorado limited liability corporation (hereinafter referred to as "Holder"), at 1780 South Bellaire Street, Suite 515, Denver, Colorado 80222 (or at any such other place as Holder shall designate in writing), in lawful money of the United States of America, the principal sum of up to FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) with interest on so much thereof as is from time to time outstanding at a rate equal to the prime lending rate of US Bank National Association as in effect from time to time.

       Until the repayment of this Note is required by its terms, this note may be drawn upon by Maker at any time and from time to time, up to the face amount of $500,000.00 of principal amount being outstanding. Maker may draw, and Holder shall advance to Maker, such amounts as Maker shall request and, upon Maker's receipt of each such advance, Maker shall sign below on this Note to acknowledge Maker's receipt of that advance and the agreement of Maker to repay that amount pursuant to this Note. No payment of principal or interest shall be required during the term of this Note but all principal and any accrued interest shall be due in full on or before June 13, 2002.

       This Note may be prepaid prior to its due date without penalty.

       Maker, for itself, its successors, and assigns, respectively, expressly waives presentment for payment, notice of protest, and diligence in collection, and consents that the time of said payments or any part thereof may be extended by Holder without in any way modifying, altering, releasing, affecting, or limiting its respective liability.

       Maker agrees to reimburse Holder for all reasonable costs, including reasonable attorneys' fees, incurred to collect this Note, or any installments, if not paid when due.

       This Note is unsecured. This Note may not be assigned, pledged, or otherwise transferred or encumbered without the prior written consent of Maker.

                              MAKER:

                              AmeriVest Properties Inc.
                              1780 South Bellaire St., Suite 515
                              Denver, CO 80222


                              By:
                                 ---------------------------------------
                                 Charles K. Knight, President

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   Maker's acknowledgement of receipt of advances and agreement to repay pursuant to the terms of this Note:

                                                                       Acknowledgement Of
        Advance Amount                   Date Received                  Receipt By Maker
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
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

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